EXHIBIT 99.2

                                ESCROW AGREEMENT

         This Escrow Agreement is entered into as of January 30 2004, by and between ILIA LEKACH ("Lekach"), IZJD CORP., PACIFIC INVESTMENT GROUP, INC. and DEBORAH LEKACH (collectively, the "Stockholders"), all with an address at 137 Golden Beach Road, Golden Beach, Florida 33160, STEPHEN NUSSDORF and GLENN NUSSDORF or their respective assignees or designees (the "Purchasers"), with an address at 2060 Ninth Avenue, Ronkonkoma, New York 11779, PERFUMANIA, INC., a Florida corporation, (the "Company") and EDWARDS & ANGELL, LLP ("Escrow Agent"), a Massachusetts limited liability partnership, with an address at 750 Lexington Avenue, New York, New York 10022.

                                    RECITALS

         A. The Stockholders and Purchasers are parties to that certain Option Agreement, dated as of January 30, 2004 (the "Option Agreement"), whereby Stockholders have granted to Purchasers an option to purchase certain shares of the common stock of E Com Ventures, Inc., a Florida corporation, that are either owned by Stockholders or which Stockholders have a right to acquire (the "E Com Stock") and Purchasers and the Company are parties to that certain Subordinated Secured Demand Note (the "Note") and that certain Security Agreement (the "Security Agreement") (all as attached to the Option Agreement as Exhibit B thereto);

         B. Pursuant to the Option Agreement, upon the first exercise of the option granted thereunder, which is required to occur upon the execution of the Option Agreement, Purchasers will be purchasing a total of 433,070 shares of E Com Stock (the "First Stock Purchase") for the total price of $5,499,989, some portion of which may be advanced directly to Merrill Lynch in accordance with paragraph 2(g)(i) of the Option Agreement, and some portion of which may be advanced directly to E Com Ventures, Inc. under paragraph 2(g)(ii) of the Option Agreement as an advance to enable Mr. Lekach to exercise certain stock options to acquire shares of E Com Stock; and pursuant to the Note and Security Agreement, the Purchasers will be loaning to the Company $5,000,000.00;

         C. Any balance (the "First Stock Purchase Balance") of the $5,499,989 purchase price for the First Stock Purchase not advanced to Merrill Lynch or E Com Ventures, Inc. under paragraph 2(g)(i) and (ii) is to be paid, pursuant to paragraph 2(c) of the Option Agreement, to Stockholders at the Closing Date for the First Stock Purchase;

         D. To secure Stockholders for the timely payment of the First Stock Purchase Balance at the Closing Date for the First Stock Purchase, upon execution of this Agreement, the parties have agreed to deposit sums equal to the First Stock Purchase Balance into escrow upon the execution of the Option Agreement, pursuant to this Escrow Agreement (the "Purchase Fund"), and the Purchasers have agreed to deposit the principal for the loan in the Note and Security Agreement (the "Loan Fund") (collectively, the Purchase Funds and the Loan Funds and any accrued interest are referred to as the "Escrow Fund");



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         E. The Escrow Agent has agreed to hold the Escrow Fund  pursuant to the terms of this Escrow Agreement; and

         F. Capitalized terms used herein shall have the meaning ascribed to such terms in the Option Agreement, unless otherwise defined herein.

         NOW, THEREFORE, in consideration of entering into the Option Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Deposit. As security for the payment in accordance with the Option Agreement of the First Stock Purchase Balance upon execution of this Agreement, the Purchasers are herewith depositing with the Escrow Agent the aggregate sum of eight million three hundred and ninety-seven thousand five hundred and twenty three and six one-hundredths U.S. dollars (USD$8,397,523.06), representing a sum equal to the First Stock Purchase Balance and the Loan Fund. In order to make such deposit, Purchasers shall effect a wire transfer for such amount to such account as the Escrow Agent shall direct as of the date of execution of this Agreement. Upon receipt of such amount, the Escrow Agent will issue a receipt to Purchasers (with a copy to Stockholders) indicating that such funds have been received and are being held in escrow pursuant to the terms of this Escrow Agreement.

         2. Deposit of Escrow Fund. The Escrow Agent shall hold the Escrow Fund in its interest bearing trust account specifically identified in the accounting and banking records of the Escrow Agent with this Escrow Agreement and subject to the terms of this Escrow Agreement. Interest earned and accrued on the Escrow Fund shall be payable to Purchasers after all other disbursements required under this Escrow Agreement have been made.

         3. Disposition of Escrow Fund.

              A. Purchase Fund. At the expiration of three (3) business days (the "Disbursement Period") following receipt by the Escrow Agent of a written notice (a "Disbursement Notice") from Stockholders, a copy of which Stockholders shall simultaneously provide to Purchasers and which shall bear on its face evidence that a copy of such written notice has been sent to Purchasers, advising Escrow Agent (i) that the Closing Date of the First Stock Purchase has occurred, and (ii) that upon such Closing Date, Stockholders caused to be delivered to Purchasers stock certificates evidencing 433,070 shares of E Com Stock to be acquired by Purchasers under the Option Agreement at the Closing Date of the First Stock Purchase, which certificates are registered in the name of Stephen Nussdorf or his designee, and bear a legend substantially as follows:



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                The shares of stock  represented by this  Certificate  have been acquired, for investment only, directly or indirectly from the issuer or an affiliate of the issuer without being registered under the Securities Act of 1933, as amended ("Act"), or the securities laws of any state or other jurisdiction, and are restricted securities as that term is defined under Rule 144 promulgated under the Act. These shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of (a "Transfer") unless they are registered under such Act and the securities laws of any applicable states and other jurisdictions or unless such Transfer is exempt from such registration", the Escrow Agent shall pay to Stockholders the amount of the Purchase Fund in cash or other certifiable funds. Such payment by the Escrow Agent may be made prior to the expiration of the Disbursement Period in the event that a joint instruction to such effect is made to Escrow Agent in a writing signed by both Stockholders and Purchasers. In the event that a Disbursement Notice is sent to the Escrow Agent, and Purchasers dispute under the terms of the Option Agreement the validity of such notice or the amount or portion of the Purchase Fund that Stockholders have requested the Escrow Agent to disburse, Purchasers shall, prior to the expiration of the Disbursement Period, assert a claim (the "Escrow Claim") by delivering a written notice (the "Escrow Claim Notice") to the Escrow Agent with a copy to Stockholders, stating the basis for the claim and the dollar amount thereof. If any Stockholder receiving an Escrow Claim Notice disputes such Escrow Claim, it may respond to such Escrow Claim Notice by delivering a response thereto (the "Dispute Notice") to the Escrow Agent (with a copy to Purchasers) within five (5) days from the date such Stockholder received the Escrow Claim Notice (the "Response Period"). At the expiration of the Disbursement Period, the Escrow Agent shall deliver to Stockholders in cash or immediately available funds, that portion of the Purchase Fund that is not the subject of an Escrow Claim. If none of the Stockholders responds to an Escrow Claim Notice with a Dispute Notice within the Response Period, the Escrow Agent, within five (5) business days following the expiration of the Response Period, shall pay to Purchasers the amount of such Escrow Claim in cash or immediately available funds from the Escrow Fund. If Stockholders and Purchasers shall not reach agreement as to any disputed amount of an Escrow Claim, any of the parties hereto may submit to binding arbitration in accordance with Section 7 below for a determination of the parties' respective rights or obligations with respect to such disputed amount. Thereafter, the Escrow Agent shall only disburse any or all of the Escrow Fund as directed in writing upon the occurrence of one of the following events: (i) the Escrow Agent shall have been directed in accordance with joint instructions of Stockholders and Purchasers; or (ii) the Escrow Agent shall have received a certified copy of the decision of the arbitrator(s) in accordance with Section 7 hereof with respect to the Escrow Claim or Escrow Claims set forth in the Escrow Claim Notice, in which case the Escrow Agent shall pay, in cash or other certifiable funds, the party or parties in accordance with such decision. The Escrow Agent shall not dispose of the Escrow Fund other than as provided in this Escrow Agreement.

                  B. Loan Fund. Upon (i) disbursement of the Purchase Fund, as provided in Section 3A above, and (ii) delivery to Purchasers of the Note and Security Agreement duly executed by the Company together with a certified copy of a resolution of the board of directors of the Company approving the loan transaction, the Escrow Agent will disburse the funds held in the Loan Fund to the Company in cash or other certifiable funds.

         4. No Release of Claims. The acceptance by any party of any amounts from the Escrow Fund on account of an Escrow Claim shall not constitute a release of any of any such party's rights against the other parties under the Option Agreement or otherwise, nor shall any such acceptance by any party in any way limit the rights of such party to assert a claim against the other parties for the balance of any Escrow Claim which remains unsatisfied after such party has accepted such payment.

         5. Liability. Stockholders and Purchasers understand and agree that the Escrow Agent's liability hereunder is solely that of a stakeholder and that the Escrow Agent is only required to act as expressly set forth in this Escrow Agreement. No legal relationship exists between the parties hereto and the Escrow Agent other than that specified in these instructions.

         The parties hereto further agree that:

                  (a) Other than as provided in this Escrow Agreement, the Escrow Agent is not a party to, and is not bound by or charged with notice of, any agreement, document, instruction or certificate out of which this Escrow Agreement may arise or relating hereto.

                  (b) The Escrow Agent may act upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document that the Escrow Agent in good faith believes to be genuine and what it purports to be.

                  (c) The Escrow Agent shall not be liable for anything that it may do or refrain from doing in good faith in connection herewith, except for its own gross negligence, recklessness or willful misconduct.

                  (d) The Escrow Agent shall have no duties or responsibilities other than the duties and responsibilities expressly set forth in this Escrow Agreement. After release of the Escrow Fund, the Escrow Agent's duties, responsibilities and liabilities of every kind and character under this Escrow Agreement shall cease and terminate.

                  (e) This Escrow Agreement may not be modified or amended except by written instruction, executed by each of the Stockholders and Purchasers and a duly authorized officer of each of the corporate parties and the Escrow Agent. Any such modification or amendment shall be effective only upon receipt by the Escrow Agent.

                  (f) The term "Escrow Agent" used herein shall include Edwards & Angell, LLP, a Massachusetts limited liability partnership, and its partners, agents, officers, employees, successors and assigns.

         6. Compensation of the Escrow Agent. Any fees, costs or expenses of the Escrow Agent shall be paid immediately upon demand, one half by Stockholders and one half by Purchasers, but in no event shall the Escrow Agent's fee exceed three thousand U.S. dollars (USD$3,000).

         7. Arbitration. Any controversy or claim arising out of or relating to this Escrow Agreement, or any breach thereof, shall be settled by arbitration in Miami, Florida before a single arbitrator pursuant to the Commercial Rules of the American Arbitration Association. The arbitration may be commenced by any party hereto by giving written notice to each other party to a dispute that such dispute has been referred to arbitration under this Section 7. The arbitrator shall be selected by the joint agreement of the parties to the dispute, but if they do not so agree within twenty (20) days after the date of the notice referred to above, the selection shall be made pursuant to the Commercial Rules of the American Arbitration Association from the panels or arbitrators maintained by such Association. Any award rendered by the arbitrator shall be conclusive, final and binding upon the parties hereto and specifically enforceable by the parties; provided, however, that any such award shall only be final and binding if accompanied by a written opinion of the arbitrator giving the reasons for the award.

         8. Expenses. Each party shall bear its own expenses incurred in connection with this Escrow Agreement, other than the Escrow Agent, which shall be compensated for its time and expenses, subject to the conditions set forth in
Section 6 above.

         9. Notices. All notices required or permitted to be given hereunder shall be in writing and shall be delivered both by overnight courier (UPS, Federal Express, Airborne, or DHL) and by facsimile as set forth below:

         If to Stockholders:        Ilia Lekach
                                    c/o Mark Young
                                    Perfumania, Inc.
                                    251 International Parkway
                                    Sunrise, FL  33325
                                    Fax No:  954-335-9179

                                    Steel Hector & Davis, LLP
                                    200 South Biscayne Boulevard
                                    Miami, FL  33131-2398

         If to Purchasers:          Stephen Nussdorf
                                    c/o Michael Katz
                                    Quality King Distributors, Inc.
                                    2060 9th Avenue
                                    Ronkonkoma, N.Y. 11779
                                    Fax No:  631-439-2333

                                    Edwards & Angell, LLP
                                    750 Lexington Avenue
                                    New York, New York  10022
                                    Attention:  Geoffrey Etherington, Esq.

         If to Escrow Agent, at address set forth above.

         10. Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of New York. exclusive of its choice of law provisions and regardless of the laws that might otherwise govern under applicable principles of conflict of laws.

         11. Counterparts. This Escrow Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. This Escrow Agreement may be effectively delivered via facsimile transmission.

         12. Attorney's Fees. In the event that an action is brought for the enforcement or interpretation of this Escrow Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees and costs in said action, including enforcement and collection of any judgment or award rendered therein. Said costs and attorney's fees shall be included as a part of the judgment in any such action.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed and delivered on the date first above written.


PERFUMANIA, INC.


By: /s/ A. Mark Young
    ---------------------------
Name: A. Mark Young
Title: CFO



IZJD CORP.                                     PACIFIC INVESTMENT GROUP, INC.


                                               By: /s/ Ilia Lekach
                                                   ------------------------
By: /s/ Ilia Lekach                            Name: Ilia Lekach
    ----------------------                     Title: CEO
Name: Ilia Lekach
Title: CEO



/s/ Ilia Lekach                                /s/ Stephen Nussdorf
--------------------------                     ----------------------------
ILIA LEKACH                                    STEPHEN NUSSDORF



/s/ Deborah Lekach                             /s/ Glenn Nussdorf
--------------------------                     -------------------
DEBORAH LEKACH                                 GLENN NUSSDORF


                                               EDWARDS & ANGELL, LLP,  a
                                               Massachusetts limited liability
                                               partnership



                                               By: /s/ Patricia Kantor
                                                   ---------------------
                                               Name: Patricia Kantor
                                               Title: Partner